BIWLimited

       Annual Meeting of Stockholders

               September 26, 2007

                        2:00 pm

           John J. Sullivans Restaurant

                557 Wakelee Avenue

                       Ansonia, CT

Purpose of This Meeting

Approve the agreement and plan of merger with the
South Central Regional Water Authority

Approve adjournment of this meeting, if necessary,
to solicit additional proxies if there are insufficient
votes to approve the agreement and plan of merger

To elect the slate of Directors listed in the proxy
statement dated August 15, 2007

To approve the appointment of Dworken, Hillman,
LaMorte & Sterczala, PC as the company’s
independent auditors

The Merger Itself

RWA’s merger subsidiary will merge into BIW and BIW will
continue as the surviving corporation

When Completed

You will receive $23.75 in cash for each of your shares of BIW common stock

As a Result of the Merger

BIW will no longer be a publicly traded company

Price quotation will no longer be available

You will no longer be a stock holder of or have any ownership interest in BIW

RWA will receive 100% of any future earnings and growth of
BIW

Reasons for the Merger

Per share merger consideration represents a 40% premium over the closing sale price for BIW common stock on the last trading day prior to approval by your Board of Directors

The familiarity of the Board of Directors with the business, operations, financial condition and prospects of BIW

The fact that the merger consideration will consist entirely of cash and therefore will not be subjected to any market risk prior to closing

Your board’s belief that it cannot be predicted whether another attractive acquisition opportunity might become available in the future

Cash consideration of $23.75 is 3.6 times the book value of the company on June 30, 2007. This multiple compares favorably to many water company mergers over the last ten years

The per share price paid of $23.75 represents an annual 13.5% return on the value of your holdings without dividends from January 1, 1998, the time when the Company began its land sale program

Status of Proposed Transaction – Critical Events

Signed Agreement with the RWA on June 29, 2007

BIW/RWA/CT Water - file application with DPUC for approval on
July 13, 2007

RWA - file application with its Regional Policy board on July 18, 2007

DPUC Schedule of Events

Public hearing – Ansonia – August 22, 2007

Hearing – New Britain – August 24, 2007

Late File hearing – September 6, 2007

Briefs filed – September 13, 2007

Reply Briefs due – September 27, 2007

Draft Decision due – October 10, 2007

Written Exceptions – October 12, 2007

Final Decision – October 17, 2007

Mandatory 45 day approval period

Status of Proposed Transaction – Critical Events - cont.

RWA Schedule of Events

Public hearing – presentation to RWA Regional Policy Board  -
September 10, 2007

Regional Policy Board approval – September 20, 2007

Remainder of Schedule

30 to 45 days following DPUC approval RWA sells bonds

Closing expected early to mid December

Summary

End of an Era

Birmingham Water Company formed August 30, 1859

President of the United States – James Buchanan

Ansonia Water Company formed July 9, 1864

President of the United States – Abraham Lincoln

The Fountain Water Company formed August 28, 1872

President of the United States – Ulysses S. Grant

Birmingham Water Company – Past Presidents

John I. Howe – 1859-1862

William E. Downs – 1862-1869

Stephen W. Summers – 1869-1885

William B. Wooster – 1885-1900

Charles E. Clark – 1900-1913

Charles H. Nettleton – 1913-1925

George E. Barber – 1925-1940

James B. Atwater – 1940-1958

Harold R. Bacon – 1958-1971

Summary   cont.

Ansonia Water Company – Past Presidents

J.H. Bartholomew – 1864-1878

Thomas Wallace – 1878-1895

Dana Bartholomew – 1896-1900

A.H. Bartholomew – 1900-1902

Theodore L. Bristol – 1902-1955

Lardner H. Skull – 1955-1967

John B. Dearborn – 1968-1971

Ansonia Derby Water Company – Birmingham Utilities

John B. Dearborn – 1971-1985

John J. Crawford – 1985

Aldore J. Rivers – 1985-1998

John S. Tomac – 1998-2007